UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                            -------------------------


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                  July 8, 2004
                                 Date of Report
                        (Date of earliest event reported)

                            -------------------------

                       ESTERLINE TECHNOLOGIES CORPORATION
               (Exact Name of Registrant as Specified in Charter)

   Delaware                      001-06357               13-2595091
(State or Other            (Commission File No.)      (IRS Employer
Jurisdiction                                          Identification No.)
of Incorporation)

                 500 108th Avenue NE, Bellevue, Washington 98004
          (Address of principal executive offices, including Zip Code)

                                  425/453-9400
              (Registrant's telephone number, including area code)

Item 5 . Other Events

         On July 8, 2004, Esterline Technologies Corporation, a Delaware corporation ("Esterline"), Esterline Technologies Holdings Limited, a company formed under the laws of England and Wales and subsidiary of Esterline ("ETHL"), Esterline Acquisition Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Esterline ("Acquisition Sub"), Leach Holding Corporation, a Delaware corporation ("Leach"), and Robert Sires, as shareholder representative, entered into an Agreement and Plan of Merger, dated as of July 8, 2004 (the "Merger Agreement"). In accordance with the Merger Agreement, Acquisition Sub will merge with and into Leach, and Leach will survive as a wholly-owned subsidiary of ETHL. In the transaction, each stockholder of Leach will receive a pro rata portion, determined on the basis of the total number of outstanding shares of Leach as of the date of consummation of the transactions contemplated by the Merger Agreement, of $145 million, which amount subject to post-closing dollar-for-dollar adjustments for changes in working capital of Leach between July 8, 2004 and the date of consummation of the acquisition and to dollar-for-dollar downward adjustment for the amount of specified expenses and certain indebtedness of Leach as of the date of consummation of the acquisition. In addition, $12.5 million of the consideration to be paid to the Leach stockholders will be placed in escrow for six months as security for the stockholders' indemnification obligations under the Merger Agreement. The consummation of the acquisition is subject to customary conditions, including the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976. Esterline, ETHL, Acquisition Sub or Leach may terminate the Merger Agreement if the acquisition has not been consummated by August 30, 2004.

         The Merger Agreement is filed as an Exhibit 99.1 to this report and the press release issued by Esterline is filed as Exhibit 99.2 to this report, each of which is incorporated into this report by reference. This summary of the provisions of the Merger Agreement is not complete and is qualified in its entirety by the provisions of the Merger Agreement. You should refer to Exhibit
99.1 for a copy of the actual Merger Agreement.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         (c)   Exhibits

         (c)   Exhibit Number                   Description
               --------------                   -----------

                99.1 Agreement and Plan of Merger, dated as of July 8, 2004, among Esterline Technologies Corporation, Esterline Technologies Holdings Limited, Esterline Acquisition Sub, Inc., Leach Holding Corporation and Robert Sires, as Shareholder Representative.

                99.2              Press Release issued by the Registrant on July
                                  9, 2004.




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



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                ESTERLINE TECHNOLOGIES CORPORATION
                                        (Registrant)



Dated:  July 9, 2004              By    /s/ Robert D. George
                                        ---------------------------------
                                                   Robert D. George
                                                   Vice President,
                                                   Chief Financial Officer,
                                                   Secretary and Treasurer
                                                   (Principal Financial and
                                                   Accounting Officer)




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



                                  EXHIBIT INDEX

    Exhibit Number                      Description
    --------------                      -----------

         99.1 Agreement and Plan of Merger, dated as of July 8, 2004, among Esterline Technologies Corporation, Esterline Technologies Holdings Limited, Esterline Acquisition Sub, Inc., Leach Holding Corporation and Robert Sires, as Shareholder Representative.

         99.2            Press Release issued by the Registrant on July 9, 2004.


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